UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2018
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274
(Address of principal executive offices, including zip code)

(310) 541-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On April 4, 2018, the United States District Court for the Central District of California (the “Federal Court”) entered an order preliminarily approving a proposed settlement of two shareholder derivative actions: (1) Kleinfeldt v. Sharng et al., No. 2:16-cv-01547 (C.D. Cal.), filed in the Federal Court; and (2) Zhou v. Sharng et al., No. BC609412, filed in the Superior Court of the State of California for the County of Los Angeles (collectively, the “Actions”). The Actions purport to assert claims on the Company’s behalf against certain current and former directors and officers of the Company. The proposed settlement requires the Company to adopt certain additional corporate governance measures and provides for an attorneys’ fees award to plaintiffs’ counsel of $250,000, which will be fully funded by the Company’s insurers. Defendants and the Company have denied and continue to deny any and all alleged wrongdoing.

The proposed settlement is subject to final approval by the Federal Court. The Notice of Shareholder Derivative Action, Proposed Settlement, and Settlement Hearing (the “Notice”) is furnished as Exhibit 99.1 to this Form 8-K. The Notice and the Stipulation of Settlement (the “Stipulation”) dated March 9, 2018 are also available on the Company’s website at http://ir.naturalhealthtrendscorp.com/. The description of the proposed settlement set forth above is qualified in its entirety by reference to the actual terms of the Stipulation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1       Notice of Proposed Settlement

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to the proposed settlement and dismissal of the Actions. The important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, the risk that the proposed settlement may not receive requisite approval, may not have the expected impact, including resolving the Actions, or may require more activity or expense than expected. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2018

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Notice of Proposed Settlement